Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Eiger Technology, Inc. (the “Company”) on Form 20-F/A for the fiscal year ending September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gary Hokkanen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.            The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 25, 2008	By: /s/ Gary Hokkanen
Name: Gary Hokkanen
Title: Chief Financial Officer